Exhbit 99.1

BATH & BODY WORKS, INC. COMPLETES SEPARATION OF VICTORIA’S SECRET

COLUMBUS, Ohio (August 3, 2021)—Bath & Body Works, Inc. (formerly known as L Brands, Inc.) (NYSE: BBWI) announced today that it has completed the previously announced separation of its Victoria’s Secret business into an independent, publicly traded company. The new company, named Victoria’s Secret & Co., includes Victoria’s Secret Lingerie, PINK and Victoria’s Secret Beauty. Victoria’s Secret common stock will begin regular-way trading today on the New York Stock Exchange under the ticker symbol “VSCO”. Bath & Body Works common stock will start trading today under the new ticker symbol “BBWI”.

“We are thrilled to have reached this milestone and to launch Bath & Body Works as a standalone public company,” said Andrew Meslow, Chief Executive Officer, Bath & Body Works. “Innovation remains at the foundation of Bath & Body Works, and with our leadership positions across key product categories, strong performance across channels, and highly loyal and growing customer base, we are poised to continue our track record of industry-leading growth and profitability. On behalf of the management team and the Board, I’d like to extend our sincere appreciation to all the associates who worked so hard on the successful spin-off of Victoria’s Secret.  I am grateful to all of our associates for their contributions to the success of our business as we look forward to capturing the opportunities ahead, and we wish the Victoria’s Secret business and associates well as they embark on their journey as a standalone public company.”

The separation was achieved through the distribution of 100 percent of the shares of Victoria’s Secret to holders of Bath & Body Works common stock after the market close on August 2, 2021, with Bath & Body Works stockholders receiving one share of Victoria’s Secret common stock for every three shares of Bath & Body Works common stock held at the close of business on the record date of July 22, 2021. Bath & Body Works stockholders entitled to receive the distribution received a book-entry account statement or a credit to their brokerage account reflecting their ownership of Victoria’s Secret common stock. Fractional shares of Victoria’s Secret common stock were not distributed. Any fractional share of Victoria’s Secret common stock otherwise issuable to a Bath & Body Works stockholder will be sold in the open market on such stockholder’s behalf, and such stockholder will receive a cash payment for the fractional share based on its pro rata portion of the net cash proceeds from all sales of fractional shares.

Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC are serving as financial advisors and Davis Polk & Wardwell LLP is serving as legal counsel to Bath & Body Works. Wachtell, Lipton, Rosen & Katz is serving as legal counsel to the independent directors of the Board.

ABOUT BATH & BODY WORKS:
Bath & Body Works is one of the world’s leading specialty retailers and home to America’s Favorite Fragrances® offering a breadth of exclusive fragrances for the body and home, including the #1 selling collections for fine fragrance mist, body lotion and body cream, 3-wick candles, home fragrance diffusers and liquid hand soap. For more than 30 years, customers have looked to Bath & Body Works for quality, on- trend products and the newest, freshest fragrances. Today, these fragrant products can be purchased at more than 1,750 company-operated Bath & Body Works locations in the U.S. and Canada, and more than 300 international franchised locations, as well as on bathandbodyworks.com.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

We caution that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this press release or made by our Company or our management involve risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. Accordingly, our future performance and financial results may differ materially from those expressed or implied in any such forward-looking statements. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “planned,” “potential” and any similar expressions may identify forward-looking statements. Risks associated with the following factors, among others, in some cases have affected and in the future could affect our financial performance and actual results and could cause actual results to differ materially from those expressed or implied in any forward-looking statements included in this press release or otherwise made by our company or our management:

●	the spin-off of Victoria’s Secret may not be tax-free for U.S. federal income tax purposes;
●
a loss of synergies from separating the businesses that could negatively impact the balance sheet, profit margins or earnings of Bath & Body Works or that Bath & Body Works does not realize all of the expected benefits of the spin-off;

●
general economic conditions, consumer confidence, consumer spending patterns and market disruptions including pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, financial crises, political crises or other major events, or the prospect of these events;

●	the novel coronavirus (COVID-19) global pandemic has had and is expected to continue to have an adverse effect on our business and results of operations;
●	the seasonality of our business;
●	divestitures or other dispositions and related operations and contingent liabilities from businesses that we have divested;
●	difficulties arising from turnover in company leadership or other key positions;
●	our ability to attract, develop and retain qualified associates and manage labor-related costs;
●	the dependence on mall traffic and the availability of suitable store locations on appropriate terms;
●	our ability to grow through new store openings and existing store remodels and expansions;
●	our ability to successfully operate and expand internationally and related risks;
●	our independent franchise, license and wholesale partners;
●	our direct channel businesses;
●	our ability to protect our reputation and our brand images;
●	our ability to attract customers with marketing, advertising and promotional programs;
●	our ability to maintain, enforce and protect our trade names, trademarks and patents;
●	the highly competitive nature of the retail industry and the segments in which we operate;
●	consumer acceptance of our products and our ability to manage the life cycle of our brands, keep up with fashion trends, develop new merchandise and launch new product lines successfully;
●	our ability to source, distribute and sell goods and materials on a global basis, including risks related to:
◦	political instability, environmental hazards or natural disasters;
◦	significant health hazards or pandemics, which could result in closed factories, reduced workforces, scarcity of raw materials, and scrutiny or embargoing of goods produced in infected areas;
◦	duties, taxes and other charges;
◦	legal and regulatory matters;
◦	volatility in currency exchange rates;
◦	local business practices and political issues;
◦	potential delays or disruptions in shipping and transportation and related pricing impacts;
◦	disruption due to labor disputes; and
◦	changing expectations regarding product safety due to new legislation;
●	our geographic concentration of vendor and distribution facilities in central Ohio;
●	fluctuations in foreign currency exchange rates;
●	the ability of our vendors to deliver products in a timely manner, meet quality standards and comply with applicable laws and regulations;
●	fluctuations in product input costs;
●	our ability to adequately protect our assets from loss and theft;
●	fluctuations in energy costs;
●	increases in the costs of mailing, paper, printing or other order fulfillment logistics;
●	claims arising from our self-insurance

●	our and our third-party service providers' ability to implement and maintain information technology systems and to protect associated data;
●	our ability to maintain the security of customer, associate, third-party and company information;
●	stock price volatility;
●	our ability to pay dividends and related effects;
●	shareholder activism matters;
●	our ability to maintain our credit rating;
●	our ability to service or refinance our debt and maintain compliance with our restrictive covenants;
●	our ability to comply with laws, regulations and technology platform rules or other obligations related to data privacy and security;
●	our ability to comply with regulatory requirements;
●	legal and compliance matters; and
●	tax, trade and other regulatory matters.

We are not under any obligation and do not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this press release to reflect circumstances existing after the date of this press release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

For further information, please contact:

L Brands:
Investor Relations	Media Relations
Amie Preston	Communications@bbw.com
investorrelations@bbw.com